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                                                                   Exhibit 10.11


     Schedule of Agreements: Discretionary Investment Management Agreement

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        Agreement                                      Purpose of Agreement                            Date of       Governing Law
                                                                                                      Agreement
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
Discretionary Investment Management      Agreement provides for the management by Goldman             November 20,      New York
Agreement, between Allied World          Sachs Asset Management, L.P. of the trust account            2003
Assurance Company (U.S.), Inc. and       assets established under an agreement, dated
Goldman Sachs Asset Management,          September 30, 2002, by and among American Home
L.P.                                     Assurance Company, Allied World Assurance Company
                                         (U.S.), Inc., Royal Trust Corporation of Canada
                                         and the Superintendent of Financial Institutions
                                         Canada. Effective as of January 4, 2006, Royal
                                         Trust Corporation of Canada assigned its rights
                                         and obligations to RBC Dexia Trust.
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Discretionary Investment Management      Agreement provides for the management by Goldman             November 20,      New York
Agreement, between Allied World          Sachs Asset Management, L.P. of the trust account            2003
Assurance Company, Ltd and Goldman       assets established under an agreement, dated December 16,
Sachs Asset Management, L.P.             2002, by and among American Home Assurance Company, Allied
                                         World Assurance Company (U.S.), Inc., Royal Trust
                                         Corporation of Canada and the Superintendent of Financial
                                         Institutions Canada. Effective as of January 4, 2006, Royal
                                         Trust Corporation of Canada assigned its rights and
                                         obligations to RBC Dexia Trust.
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Discretionary Investment Management      Agreement provides for the management by Goldman Sachs       December 4,       New York
Agreement, between Allied World          Asset Management, L.P. of the trust account assets           2002, as
Assurance Company (U.S.) Inc. and        established under an agreement, dated January 1, 2002,       amended
Goldman Sachs Asset Management, L.P.     by and among Allied World Assurance Company, Ltd,            April 7, 2004
                                         Mellon Bank, N.A. and Commercial Underwriters Insurance
                                         Company (changed its name to Allied World Assurance
                                         Company (U.S.) Inc.).
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
Discretionary Investment                  Agreement provides for the management by Goldman Sachs      December 4,       New York
Management Agreement, between Newmarket   Asset Management, L.P. of the trust account assets          2002, as
Underwriters Insurance Company and        established under an agreement, dated January 1, 2002,      amended
Goldman Sachs Asset Management, L.P.      by and among Allied World Assurance Company, Ltd,           April 7,
                                          Mellon Bank, N.A. and Newmarket Underwriters Insurance      2004
                                          Company.
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Discretionary Investment Management       Agreement provides for the management by Goldman            November 20,      New York
Agreement, between Allied World           Sach & Co. of the trust account assets established          2003
Assurance Company (U.S.) Inc. and         under an agreement, dated September 30, 2002, by
Goldman Sachs & Co.                       and among Commerce & Industry Insurance Company of
                                          Canada, Royal Trust Corporation of Canada and the
                                          Superintendent of Financial Institutions Canada.
                                          Effective as of January 4, 2006, Royal Trust
                                          Corporation of Canada assigned its rights and
                                          obligations to RBC Dexia Trust.
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Discretionary Investment                  Agreement provides for the management by                    December 4,       New York
Management Agreement, between             Goldman Sachs Asset Management, L.P.                        2002, as
Allied World Assurance Company (U.S.)     of Allied World Assurance Company (U.S.) Inc.'s             amended
Inc. and Goldman Sachs Asset              entire investment portfolio.                                April 7, 2004
Management, L.P.
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Discretionary Investment                  Agreement provides for the management by Goldman            December 4,       New York
Management Agreement, between             Sachs Asset Management, L.P. of Newmarket                   2002, as
Newmarket Underwriters Insurance          Underwriters Insurance Company's entire investment          amended April 7,
Company and Goldman Sachs Asset           portfolio.                                                  2004
Management, L.P.
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Amended Discretionary Investment          Agreement provides for the management by Goldman            September 24,     England and
Management Agreement, between             Sachs Asset Management International of Allied              2003, as          Wales
Allied World Assurance Company (Europe)   World Assurance Company (Europe) Limited's                  amended
Limited and Goldman Sachs Asset           entire investment portfolio.                                April 29, 2004
Management International
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
Amended Discretionary Investment          Agreement provides for the management by                    November 21,      England and
Management Agreement, between             Goldman Sachs Asset Management International                2001, as          Wales
Allied World Assurance Company, Ltd       of Allied World Assurance Company, Ltd's                    amended
and Goldman Sachs Asset Management        entire investment portfolio.                                January 2002,
International                                                                                         August 2002,
                                                                                                      December 2002,
                                                                                                      March 2003,
                                                                                                      April 2004,
                                                                                                      January 2004
                                                                                                      and February
                                                                                                      2005
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Amended Discretionary Investment          Agreement provides for the management by                    August 12,        England and
Management Agreement, between             Goldman Sachs Asset Management International                2003, as          Wales
Allied World Assurance Company            of Allied World Assurance Company (Reinsurance)             amended
(Reinsurance) Limited and Goldman         Limited's entire investment portfolio.
Sachs Asset Management International
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